UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: February 28, 2022

Item 1.	REPORTS TO STOCKHOLDERS.
(a)

FOR THE PERIOD SEPTEMBER 1, 2021 – FEBRUARY 28, 2022 (UNAUDITED)

SEMI-ANNUAL REPORT
Roumell Opportunistic Value Fund

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Roumell or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

February 28, 2022

General overview:
Since the beginning of 2022, most major stock markets have been in decline. Small cap stocks, especially in the technology sector, have been hit much harder. Our portfolio is non-diversified, which results in greater volatility than the overall market. The greater volatility has recently been to the downside. This, of course, can reverse itself if our securities work out in the manner we expect.
We believe there are several reasons for the sell off. First, the market has adjusted interest rates significantly. The ten-year treasury bond rate has increased significantly this year.  Clearly the market is reacting to inflation in most all sectors (energy, housing, food, etc.). Recent Federal Reserve comments indicate almost certain increases on short-term rates for the remainder of the year. As a result, valuation multiples have appropriately declined significantly.
The second major factor is the supply chain issue. We speak with CEO’s, CFO’s and other investors frequently, and supply chain concerns are still causing component shortages and cost increases for many businesses.
Third, the recent Russian invasion of Ukraine has created a lot of uncertainty, fear and angst about how this situation ends.
We have always focused on having a thorough understanding of company balance sheets and liquidity.  We find this to be even more important in this environment where raising capital has become much more difficult (more dilutive and/or expensive).

Please see the table below for the Fund’s historical performance information through the calendar quarter ended March 31, 2022.
Average Annual Returns (Unaudited)	Past 1 Year	Five Year	Ten Year	Gross Expense Ratio[1]
Roumell Opportunistic Value Fund – Institutional Class Shares	-22.19%	7.69%	5.36%	1.26%
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	1.46%	6.87%	7.87%	N/A
Russell 2000 Value Index	3.32%	8.57%	10.54%	N/A
Barclays Capital U.S. Government Credit Index	-3.93%	2.42%	2.44%	N/A
S&P 500 Total Return Index	15.65%	14.64%	14.31%	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2022 and includes Acquired Fund Fees and Expenses. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund (Net Expense Ratio) through January 1, 2023. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Solid Reporting…just cheaper:
Dundee Precious Metals, DPM (7.7% of portfolio as of 3/31/22)
Continues to generate big free cash flow - $275 million plus – with a market cap of $1.4 billion and nearly $300 million in net cash.  Dundee has a very solid balance sheet.  The combined strength of the balance sheet and liquidity has given the historically conservative management team the confidence to repurchase shares and implement a dividend.  During Q1 2022, they increased their dividend by 33%. We’ve never purchased a gold-related investment on the basis of predicting gold prices; this investment is predicated on a well-capitalized, debt-free, free-cash-flow generating machine.  That said, a sell-off in gold prices will be a headwind and the company may increase its capital expenditures to fund new projects.
https://www.dundeeprecious.com/English/Corporate-News/press-release-details/2022/Dundee-Precious-Announces-First-Quarter-2022-Preliminary-Production-Results/default.aspx
https://www.dundeeprecious.com/English/Corporate-News/press-release-details/2022/Dundee-Precious-Metals-Increases-Quarterly-Dividend-by-33/default.aspx

Enzo Biochem, ENZ (6.8% of portfolio as of 3/31/22)
Finally, a new board and CEO are in place and they appear to be terrific. Management is now fully aligned with shareholders. We recently had a detailed conversation on strategy with the new CEO, Hamid Erfanian. He appears very strong. We view it quite positively that he left a promising career at Perkin Elmer to join ENZ. Prior to his appointment as Chief Executive Officer, Mr. Erfanian was most recently Chief Commercial Officer of EUROIMMUN, a PerkinElmer Company. He previously served as Chief Executive Officer of its US subsidiary, a position he held from June 2014 through August 2021. Prior to EUROIMMUN, Mr. Erfanian held executive and senior positions at several notable diagnostics companies including Diagnostica Stago, Beckman Coulter, and Abbott Laboratories. Earlier in his career, Mr. Erfanian worked at leading diagnostic laboratory testing companies, Quest Diagnostics and Laboratory Corporation of America.
Lots of assets under the hood, “trapped” because of legacy board and management. We played a role in last year’s activism and another person – Brad Radoff – finished the job this year. One of the first things the company did was put in place a change of control alignment with current management.  The company has hired an investment banker and has indicated that strategic options are being fully explored. That said, the company recently benefited from its Covid-test kits, and will need to replace that revenue, which could significantly be reduced by the end of 2022.

https://ir.enzo.com/news-events/press-releases/detail/309/enzo-biochem-announces-new-york-state-department-of-health
https://ir.enzo.com/news-events/press-releases/detail/308/enzo-biochem-reports-results-of-its-annual-meeting-of
CollPlant, CLGN (6.7% of portfolio as of 3/31/22)
Company has roughly a $100 million market cap, $45 million in cash, no debt and expects to be near cash flow breakeven this year because of milestone payments from ABBV.  The ABBV deal is worth $89 million ($14 million paid upfront), plus an ongoing royalty of over 5%. The ABBV deal alone is worth more than the current $55 million enterprise value. We believe the company is in talks with major healthcare companies, such as J&J, for additional applications of its one-of-a-kind plant-based collagen.  Lots and lots of applications. The two primary next developments are in duplicating tissue for drug development and breast augmentation. We recently met with Eran Rotem, CLGN’s Deputy CEO and CFO. That said, CLGN will need to land additional partnerships to underscore the broad applicability of its technology.
https://ir.collplant.com/news-events/press-releases/detail/125/collplant-biotechnologies-provides-business-updates-and
https://ir.collplant.com/news-events/press-releases/detail/124/cellink-and-collplant-enter-a-collaboration-agreement-to
Opera, OPRA (5.2% of portfolio as of 3/31/22)
Company continues to monetize non-core passive investments, bringing in large cash payments. Its core browser business revenue continues to grow 20% plus annually. OPRA is not being given credit for major accomplishments.  It recently announced a $50 million share buy-back. In our opinion, the stock appears to be trading well below our estimate of fair value. The company’s market cap is now about $600mm, with cash (including total proceeds from sales of two of its passive investments) and marketable securities of nearly $400mm, with no debt, resulting in an enterprise value of about $200mm.  Subtracting out a value for its one remaining non-core investment – Opay – and discounting it 20% from last year’s partial Opay sale, leaves an adjusted enterprise value (“EV”) of approximately $100mm for a browser business that is estimated to generate $300mm in revenue (Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) margin nearing 20% with a post-growth goal of 35%). However, it is likely being held down due to a Chinese control shareholder (67%), despite being domiciled and incorporated in Norway.

https://investor.opera.com/news-releases/news-release-details/opera-sells-its-stake-star-x-starmaker-835-million-earning-178
https://investor.opera.com/news-releases/news-release-details/opera-divests-nanobank
https://investor.opera.com/news-releases/news-release-details/opera-reports-fourth-quarter-and-full-year-2021-results
Magnite, MGNI (4.9% of portfolio as of 3/31/22)
Company continues to translate over 20% of revenue into free cash flow (“FCF”). MGNI also continues to sign-up contracts with major companies for preferred status to monetize publisher advertisements. MGNI management is absolutely first-rate, in our opinion. It has the second largest share of CTV (connected TV) advertising market at 25%, which we believe will grow as it takes share from the number one player FreeWheel (owned by Comcast and thus not independent). MGNI is the largest independent supply side platform (“SSP”). That said, a recession will hurt advertising budgets and be a headwind for MGNI. Of note, MGNI has a relationship with Stream-IT, a private company in which we invested, and chose to put Eric Hovanec, MGNI’s Chief Strategy Officer, on Stream-IT’s board.
https://investor.magnite.com/news-releases/news-release-details/magnite-selected-groupm-power-groupm-premium-marketplace-north
https://investor.magnite.com/news-releases/news-release-details/magnite-reports-record-fourth-quarter-2021-results
ComScore, SCOR (4.3% of portfolio as of 3/31/22)
Company continues to sign up deals to be a measurement data producer. CEO Bill Livek recently announced he’s stepping down; he bought over $1 million of stock days after this announcement and also purchased over $1 million of stock last year (both at prices significantly above today’s price).  We believe the company could be sold this year; recent Nielsen sale to private equity group sets a good comparable. While SCOR offers a real end-to-end solution (mobile, desktop, movies, et al), there are a number of new “ankle biters” entering the market. One recent ankle biter – TV Squared - raised capital at a pre-money valuation of $1 billion, roughly 8x revenue; SCOR’s EV is about $470mm, trading at roughly 1.2x sales.
https://ir.comscore.com/news-releases/news-release-details/comcasts-effectv-taps-comscore-local-tv-measurement-currency

https://ir.comscore.com/news-releases/news-release-details/comscore-ceo-bill-livek-announces-ihttps://ir.gsitechnology.com/news-releases/news-release-details/gsi-technology-wins-first-place-mosaic-challenge-humanobjectntention-retire-and

The less than good reporting…stocks selling off for good reason:
GSI Technology, GSIT (7.4% of portfolio as of 3/31/22)
GSIT continues to “win” industry contests for its GEMINI capabilities, but hasn’t been able to translate that into design wins and subsequent revenue. This is very frustrating for investors.  We also believe GSIT has weak board.  The founder owns 19% of company and is acting very intransigent.  We are a 13D filer.
https://ir.gsitechnology.com/news-releases/news-release-details/gsi-technology-wins-first-place-mosaic-challenge-humanobject
Allot Ltd. (ALLT) (4.6% of portfolio as of 3/31/22)
ALLT execution has been disappointing.  While it has done well in signing up Carriers for its service, the actual monetization with retail customers has been slower than expected.  The reason for this is because the Carriers have been slow in their product launches. ALLT has implemented initiatives to improve the process.
ALLT anticipates a 2022 cash burn of $35mm - $38mm ($24mm operating loss, changes in working capital, and capex investments to support growth of the SECAAS business). The cash burn is expected to “significantly” lessen in 2023, but still be negative.  FCF expected to be positive in 2024.  Fortunately, the balance sheet is strong.  In spite of the strong balance sheet, Management decided to issue convertible debt during Q1 2022.  We were disappointed in this debt issue because at the time, the company’s balance sheet was solid ($84mm of cash and no debt).
We still feel ALLT has a superior product offering as evidenced by strong Carrier adoption. We also believe that it is close to landing a marquee deal with a major carrier. The CFO informed us that this is one reason why they did the debt offering (i.e., the stronger balance sheet gives them better competitive standing with the larger customers). Recall, one of the main underpinnings of our ALLT investment was the significant revenue Vodaphone is monetizing off its technology (rumored to be over $200 million annually). The VOD deal, sold under the old up-front license arrangement, was what motivated ALLT to segue to a revenue share arrangement. Again, Carriers signing up, but translation to customer subscriptions is much slower than initially anticipated.

Quantum, QMCO (3.7% of portfolio as of 3/31/22)
Company has very successfully put together an end-to-end suite of storage products – tape, disc, flash – and outside consultants confirm the efficacy of strategy.  Strong demand for its products.  Now selling into five hyperscalers, i.e., Amazon, et al. However, company was hit hard with supply chain shortages, right at the time demand soared for its products, i.e., $26 million in revenue (25%) that could have been booked in the last quarter was deferred due to supply chain issues. Company is cautious as to when these issues will be resolved. As a result of lost revenue, and an increasingly stretched balance sheet, the company did a rights offering (back stopped by existing shareholders), which diluted shareholders by 30%. We chose not to participate but hope to purchase additional stock below the $2.25 issuance price.
https://investors.quantum.com/news-events/press-releases/detail/137/quantum-corporation-commences-rights-offering
https://investors.quantum.com/news-events/press-releases/detail/134/quantum-extends-hyperscale-archive-leadership-with
https://investors.quantum.com/news-events/press-releases/detail/132/quantum-reports-third-quarter-fiscal-2022-results

Our focus on highly-researched small and micro-cap securities will provide our investors a differentiated, and distinct, overall portfolio diversifier, in our opinion. Our approach will come with additional volatility, but we believe our stock-picking ability, buttressed by the temperamental strength to average down, will continue to serve RAMSX investors well.

In 2022, we will remain patient and committed to our investments, while keeping an eye on new information. We have a deep belief in our holdings. We will not let market volatility, which is particularly high in our space, detract us from our conviction in underlying value, which can get recognized as quickly as it can be questioned.

Thank you for your continued trust and confidence.

Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

(RCRAM0422002)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments
(Unaudited)

As of February 28, 2022
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 72.15%

Communication Services - 16.87%
*	Allot Ltd.	579,543	$ 6,490,428	$ 4,729,071
*	comScore, Inc.	1,413,352	4,701,057	3,702,982
*	Comtech Telecommunications Corp.	101,617	2,409,692	2,091,278
*	Magnite, Inc.	374,056	7,291,709	5,453,736
*	Spark Networks SE	495,008	1,527,850	1,277,121
				17,254,188
Consumer Staples - 0.47%
*	RiceBran Technologies	1,414,923	1,440,397	481,074

Energy - 2.39%
*	Tetra Technologies, Inc.	764,340	2,061,340	2,445,888

Financials - 2.90%
*	eHealth, Inc.	96,198	2,883,998	1,494,917
*	NI Holdings, Inc.	82,201	1,397,465	1,473,864
				2,968,781
Health Care - 19.61%
*	Amyris, Inc.	430,000	3,360,251	1,960,800
*	Aridis Pharmaceuticals, Inc.	446,588	2,132,339	893,176
*€	Biocardia, Inc.	556,280	2,255,524	1,151,500
*€	CollPlant Biotechnologies Ltd.	529,524	7,468,330	5,718,859
*€	Enzo Biochem, Inc.	2,436,771	5,815,428	8,016,977
*	Eton Pharmaceuticals	449,438	2,148,535	1,689,887
*	Streamline Health Solutions, Inc.	425,000	747,562	624,750
				20,055,949
Industrials - 2.46%
*€	FLYHT Aerospace Solutions Ltd.	2,500,000	1,500,000	1,459,221
*	KVH Industries, Inc.	123,122	1,162,128	1,061,311
				2,520,532
Information Technology - 19.82%
*€	GSI Technology, Inc.	1,956,103	12,304,260	7,746,168
*	Opera Ltd.	794,397	7,956,665	4,909,373
*	Quantum Corp.	1,652,709	11,129,532	4,297,043
*€	Qumu Corp.	1,111,061	2,938,749	2,122,127
*	Sonic Foundry, Inc.	405,405	1,500,000	1,195,945
				20,270,656
				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2022
			Shares	Cost	Value (Note 1)

COMMON STOCKS - Continued
Materials - 7.63%
	Dundee Precious Metals, Inc.		1,311,200	$ 8,060,008	$ 7,801,640

	Total Common Stocks (Cost $100,683,244)				73,798,708

Private Investment Partnerships - 7.51%
Financials - 3.43%
*€	EAS Investors LP		-	3,508,800	3,508,800

Information Technology - 4.08%
*	Stream-IT App, Inc.		3,652,988	4,175,000	4,175,000

	Total Private Investment Partnerships (Cost $7,683,800)				7,683,800

WARRANT - 0.00%		Exercise	Exercise
		Price	Date	Shares
Information Technology - 0.00%
*α	Sonic Foundry, Inc.	$ 5.50	7/20/2026	1	-

	Total Warrant (Cost $0)				-

CORPORATE BOND - 0.39%			Interest
		Par	Rate	Maturity Date
Industrials - 0.39%
	ErosSTX Global Corp.	$ 835,100	6.500%	4/15/2023	394,431

	Total Corporate Bond (Cost $1,151,898)				394,431

SHORT-TERM INVESTMENT - 20.00%				Shares
	Money Market Fiduciary Investment, 0.01% §			20,457,071	20,457,071

	Total Short-Term Investment (Cost $20,457,071)				20,457,071

Investments, at Value (Cost $129,076,014) - 100.05%					$ 102,334,010

Liabilities in Excess of Other Assets - (0.05)%					(53,185)

Net Assets - 100.00%					$ 102,280,825

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2022

*	Non-income producing investment
§	Represents 7 day effective yield
α	Security for which market quotations are not readily available. The value of such security $0, and it has been fair valued under procedures approved by the Fund's Board of Trustees.
€	Affiliated investment. As of 2/28/22, the Fund owns more than 5% of the outstanding shares of the company, making the security an affiliated investment.

	Summary of Investments
	by Sector	% of Net
		Assets	Value
	Common Stocks:
	Communication Services	16.87%	$17,254,188
	Consumer Staples	0.47%	481,074
	Energy	2.39%	2,445,888
	Financials	2.90%	2,968,781
	Health Care	19.61%	20,055,949
	Industrials	2.46%	2,520,532
	Information Technology	19.82%	20,270,656
	Materials	7.63%	7,801,640
	Private Investment Partnerships:
	Financials	3.43%	3,508,800
	Information Technology	4.08%	4,175,000
	Warrant:
	Information Technology	0.00%	-
	Corporate Bond	0.39%	394,431
	Short-Term Investment	20.00%	20,457,071
	Liabilities in Excess of Other Assets	-0.05%	(53,185)
	Total Net Assets	100.00%	$102,280,825

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Statement of Assets and Liabilities

(Unaudited)

As of February 28, 2022
Assets:
Investments, at value (Cost $94,184,923)	$72,610,358
Investments in affiliated transactions, at value (Cost $35,791,091)	29,723,652
Deposits at Broker for Options	4,272
Receivables:
Fund shares sold	7,009
Dividends and interest	27,738
From Advisor	6,941
Prepaid expenses:
Registration and filing expenses	9,217
Shareholder fulfillment fees	503
Total assets	102,389,690
Liabilities:
Payables:
Fund shares purchased	5,070
Accrued expenses:
Professional fees	92,826
Administration fees	4,381
Custody fees	3,716
Trustee fees and meeting expenses	908
Insurance fees	447
Security pricing fees	437
Miscellaneous expenses	425
Compliance fees	338
Transfer agent fees	215
Fund accounting fees	102
Total liabilities	108,865

Net Assets	$102,280,825

Net Assets Consist of:
Paid in Beneficial Interest	$131,460,122
Distributable Earnings	(29,179,297)
Total Net Assets	$102,280,825

Institutional Class Shares of beneficial interest outstanding, no par value (a)	18,032,879
Net Assets	$102,280,825
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$5.67
(a) Unlimited Authorized Shares
(b) The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations
(Unaudited)

For the fiscal period ended February 28, 2022

Investment Income:
Dividends (net of withholding tax $5,900)	$82,988
Interest	65,600

Total Investment Income	148,590

Expenses:
Advisory fees (Note 3)	558,731
Professional fees	111,318
Administration fees (Note 3)	60,889
Fund accounting fees (Note 3)	19,467
Custody fees (Note 3)	18,662
Registration and filing expenses	18,402
Interest expense	18,289
Transfer agent fees (Note 3)	10,563
Shareholder fulfillment fees	9,955
Compliance fees (Note 3)	6,335
Trustee fees and meeting expenses (Note 4)	4,344
Security pricing fees	2,534
Insurance fees	2,172
Miscellaneous expenses	2,172

Total Expenses	843,835

Expenses waived by Advisor (Note 2)	(3,758)
Expenses reimbursed by Advisor (Note 3)	(91,916)

Net Expenses	748,161

Net Investment Loss	$(599,571)

Realized and Unrealized Gain (Loss):

Net realized gain from investments	$1,999,017
Net realized gain from affiliated investments	587,468
Net realized loss on foreign currency	(25,470)
Total realized gains	2,561,015

Net change in unrealized depreciation on investments	(23,877,639)
Net change in unrealized depreciation on affiliated investments	(9,717,324)
Total net unrealized appreciation	(33,594,963)

Net Realized and Unrealized Loss	(31,033,948)

Net Decrease in Net Assets Resulting from Operations	$(31,633,519)
See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Statements of Changes in Net Assets
			February 28,	August 31,
For the fiscal year or period ended			2022 (a)	2021
Operations:
Net investment (loss)			$(599,571)	$(486,550)
Net realized gain (loss) from investments and
options written			1,999,017	49,367,115
Net realized gain from affiliated investments			587,468	1,525,159
Net realized loss on foreign currency			(25,470)	(377)
Net change in unrealized appreciation (depreciation)
on investments and options written			(23,877,639)	1,273,000
Net change in unrealized appreciation (depreciation)
on affiliated investments			(9,717,324)	4,174,911
Net Increase (Decrease) in Net Assets Resulting from
Operations			(31,633,519)	55,853,258

Distributions to Shareholders:
Institutional Class Shares			(47,610,000)	(23,660)

Decrease in Net Assets Resulting from Distributions			(47,610,000)	(23,660)

Beneficial Interest Transactions:
Shares sold			42,354,614	18,489,465
Redemption fee			(120)	8,879
Reinvested dividends and distributions			34,788,291	17,784
Shares repurchased			(37,540,295)	(19,226,936)

Increase (Decrease) in Net Assets from
Beneficial Interest Transactions			39,602,490	(710,808)

Net Increase (Decrease) in Net Assets			(39,641,029)	55,118,790

Net Assets:
Beginning of Period			141,921,854	86,803,064
End of Period			$102,280,825	$141,921,854
	February 28,		August 31,
Share Information:	2022 (a)		2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	6,491,035	$42,354,614	1,461,859	$18,489,465
Redemption fee	-	(120)	-	8,879
Reinvested dividends
and distributions	5,566,127	34,788,291	1,645	17,784
Shares repurchased	(3,913,246)	(37,540,295)	(1,512,637)	(19,226,936)
Net Increase (Decrease) in
Shares of Beneficial Interest	8,143,916	$39,602,490	(49,133)	$(710,808)
(a) Unaudited.
See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding during	February 28,		August 31,
each of the fiscal years ended	2022	(f)	2021		2020	2019		2018

Net Asset Value,
Beginning of Period	$14.35		$8.73		$9.15	$10.03		$9.07

Income (Loss) from Investment
Operations:
Net investment income (loss) (b)	(0.01)		(0.05)		0.04	0.07		0.14
Net realized and unrealized
gain (loss) on investments	(2.88)		5.67		0.48	(0.43)		0.82
Total from Investment Operations	(2.89)		5.62		0.52	(0.36)		0.96

Less Distributions:
From net investment income	-	(a)	(0.00)	(a)	(0.19)	-0.17		(0.00)
From realized gains	(5.79)		-		(0.75)	(0.35)		-
From return of capital	-		-		-	-		-
Total Distributions	(5.79)	(a)	(0.00)	(a)	(0.94)	-0.52		(0.00)

Redemption Fees	0.00	(a)	0.00	(a)	-	0.00	(a)	-	(a)
Total Redemption Fees	0.00	(a)	0.00	(a)	-	0.00	(a)	-	(a)

Net Asset Value, End of Period	$5.67		$14.35		$8.73	$9.15		$10.03

Total Return	(23.86)%	(h)	64.41%		5.35%	(3.12)%		10.63%

Net Assets, End of Period
(in thousands)	$102,281		$141,922		$86,803	$79,353		$75,917

Ratios of:
Interest Expense to Average Net Assets	-		-		-	-		0.00%
Gross Expenses to Average Net Assets (c)	1.39%	(g)	1.20%		1.28%	1.30%		1.29%
Net Expenses to Average Net Assets (c)	1.23%	(g)	1.20%		1.23%	1.23%		1.23%	(d)
Net Investment Income (Loss) to Average
Net Assets	(0.99)%	(g)	(0.40)%		0.51%	0.67%		1.52%

Portfolio turnover rate	93.96%	(h)	171.08%		162.86%	79.74%		62.59%

(a) Actual amount is less than $0.01 per share.
(b) Calculated using the average shares method.
(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d) Includes interest expense.
(e) Less than 0.01% of net assets.
(f) Unaudited.
(g) Annualized.
(h) Not annualized.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective by using an opportunistic investment strategy.  The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents). The Fund may invest in these securities directly or indirectly through investments in other investment companies.

The Fund currently has an unlimited number of authorized shares, the Institutional Class Shares.  Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs as of February 28, 2022 for the Fund’s assets measured at fair value:

Investments in
Securities	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks*	$73,798,707	$73,798,707	$-	$-
Private Investment
Partnerships*	7,683,800	-	7,683,800	-
Warrant*	0	-	0	-
Corporate Bond*	394,431	-	394,431	-
Short-Term Investment	20,457,072	20,457,072	-	-
Total Assets	$102,334,010	$94,255,779	$8,078,231	$-

*Please refer to Schedule of Investments for breakdown by Industry.
(a) The Fund had no Level 3 securities during the fiscal period ended February 28, 2022.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
The following table represents investments in affiliates during the fiscal period ended February 28, 2022:

Security Name	Share Balance at FYE 8/31/2021	Purchases (Shares)	Sales (Shares)	Share Balance at 2/28/2022	Realized Gain/Loss	Dividend/ Interest Income	Change in Unrealized Gain (Loss)	Fair Value at 2/28/2022
BioCardia, Inc.	1,026,794	-	470,514	556,280	$(845,212)	$ -	$(138,137)	$1,151,500
CollPlant Biotechnologies Ltd.	563,030	56,013	89,519	529,524	$ 744,436	$ -	$(3,466,748)	$5,718,859
EAS Investors I, LP	N/A	-	-	N/A	$ -	$ -	$ -	$3,508,800
Enzo Biochem, Inc.	2,886,771	-	450,000	2,436,771	$ 688,245	$ -	$(1,675,522)	$8,016,976
FLYHT Aerospace Solutions Ltd.	2,500,000	-	-	2,500,000	$ -	$ -	$(263,415)	$1,459,221
GSI Technology, Inc.	1,956,103	-	-	1,956,103	$ -	$ -	$(3,041,740)	$7,746,168
Qumu Corp.	1,098,552	12,509	-	1,111,061	$ -	$ -	$(1,131,761)	$2,122,127
TOTAL	19,120,989	68,522	1,010,033	9,089,739	$587,469	$ -	$(9,717,323)	$29,723,652

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Risk Considerations

Opportunistic Investment Strategy Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.

Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds. The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

3.	Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets.  For the fiscal period ended February 28, 2022, $558,731 in advisory fees were incurred by the Fund.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund. The current term of the Expense Limitation Agreement remains in effect until January 1, 2023.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of February 28, 2022, the Administrator received $2,172 in miscellaneous expenses.

A breakdown of the fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (base fee)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
On the first $49 million	0.100%	First $200 million	0.020%	$2,250/month	0.01%	$150 per state
On the next $250 million	0.090%	Over $200 million	0.009%
On the next $100 million	0.080%
On the next $300 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
On the next $500 million	0.060%
On the next $750 million	0.050%
On the next $1 billion	0.040%
On the next $2 billion	0.030%
On all assets over $99 billion	0.035%

The Fund incurred $60,889 in administration fees, $18,662 in custody fees, and $19,467 in fund accounting fees for the fiscal period ended February 28, 2022.

Compliance Services
For the fiscal period ended February 28, 2022, The Nottingham Company, Inc. provided services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund paid the Transfer Agent $10,563 in transfer agent fees during the fiscal period ended February 28, 2022.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $6,500 per year paid in monthly installments for services provided and expenses assumed.

4.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

5.   Purchases and Sales of Investment Securities

For the fiscal period ended February 28, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Securities	Proceeds from Sales of Securities
$118,718,470	$88,941,640
For the fiscal period ended February 28, 2022, there were no long-term purchases or sales of U.S. government securities.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal period ended February 28, 2022:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Allot Ltd.	$ 391,021	$ 420,185	7.46%	$ 29,164
Barnes & Noble Education, Inc.	449,048	604,267	34.57%	155,219
Biocardia, Inc.	1,867,484	1,022,272	(45.26)%	(845,212)
CollPlant Biotechnologies, Inc.	1,223,780	1,968,216	60.83%	744,436
Dundee Precious Metals, Inc.	1,578,132	1,891,335	19.85%	313,203
eHealth, Inc.	5,142,044	5,059,961	(1.60)%	(82,083)
Enzo Biochem, Inc.	1,017,422	1,705,667	67.65%	688,245
ErosSTX Global Corp.	1,816,833	1,021,614	(43.77)%	(795,219)
Exterran Corp.	1,533,333	1,959,538	27.80%	426,205
IP Group PLC	13,947	13,868	(0.57)%	(79)
Laredo Petroleum, Inc.	4,332,733	5,800,483	33.88%	1,467,750
Streamline Health Solutions, Inc.	2,403,062	2,500,468	4.05%	97,406
U.S. Treasury Note – 3/31/22, 1.75% (a)	2,499,767	2,511,133	0.45%	11,366
Venus Concept, Inc.	986,619	1,261,105	27.82%	274,486
Wayside Technology Group, Inc.	384,848	486,448	26.40%	101,600

Net Realized Gain (b)				$2,586,485
(a) Realized Gains/Losses exclude interest and dividends earned over the holding period.
(b) Net realized gain differs from total realized gains on the Statement of Operations due to realized loss on foreign currency totaling $(25,470).

6.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
Management has reviewed the Fund’s tax positions taken or to be taken on the federal income tax returns during the years ended August 31, 2018 through August 31, 2021 and through the fiscal period ended February 28, 2022, and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Distributions during the fiscal year or period ended indicated below were characterized for tax purposes as follows:

Fiscal Year/Period Ended	Distributions from Ordinary Income	Distributions from Long- Term Capital Gains
February 28, 2022	$46,921,000	$ 689,000
August 31, 2021	23,660	-

At February 28, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 129,974,014

Gross Unrealized Appreciation	2,662,496
Gross Unrealized Depreciation	(30,304,500)
Net Unrealized Depreciation	$ (27,642,004)

7.   Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of February 28, 2022, Charles Schwab held 36.04% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2022
8.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

9.   Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2022

1.   Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.   Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.   Tax Information

The following information is provided for the Fund’s fiscal period ended February 28, 2022.

During the fiscal period, the Fund paid $46,921,000 in income distributions and $689,000 in long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4. Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2022

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2021 through February 28, 2022.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2022

Institutional Class Shares	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$761.40	$10.83

	$1,000.00	$1,037.70	$12.53
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 181/365 (to reflect the one-half year period).

Rev. 06/2020
FACTS	WHAT DOES THE ROUMELL OPPORTUNISTIC VALUE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■Social Security number and assets
■Account balances and transaction history
■Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Roumell Opportunistic Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-773-3863

Who we are
Who is providing this notice?	The Starboard Investment Trust, on behalf of the Roumell Opportunistic Value Fund, a series of the Trust.

What we do
How does the Roumell Opportunistic Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Roumell Opportunistic Value Fund collect my personal information?

We collect your personal information, for example, when you
■ Open an account or give us your account information
■ Make deposits or withdrawals from our account
■ Pay us by check or make a wire transfer
We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes – information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Roumell Asset Management, LLC, the investment advisor, is an affiliate of the Roumell Opportunistic Value Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ The Roumell Opportunistic Value Fund does not share information with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Roumell Opportunistic Value Fund does not jointly market.

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 700
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

(b) Not applicable.
Item 2.	CODE OF ETHICS.
Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	May 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	May 5, 2022

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date:	May 4, 2022